UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 15, 2020

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in charter)

Nevada	001-36492	88-0422242
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

117 S. 4th Street

Neodesha, Kansas 66757
(Address Of Principal Executive Offices) (Zip Code)

620-325-6363
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 15, 2020 AgEagle Aerial Systems Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1. Election of Directors

All of the following four nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Withheld	Broker Non-Votes
Barrett Mooney	11,060,797	1,285,341	12,943,152
Grant Begley	12,105,680	240,457	12,943,153
Louisa Ingargiola	12,063,387	285,751	12,940,152
Thomas Gardner	12,047,395	297,743	12,944,152

2. Advisory Vote on Compensation of Named Executive Officers

Shareholders have approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including, the compensation tables and accompanying narrative discussion set forth in the Proxy Statement, in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Vote
11,386,585	807,451	152,101	12,943,153

3. Advisory Vote on Frequency of Advisory Votes on Named Executive Officers

Shareholders were to vote whether advisory votes to approve named executive compensation should be submitted to shareholders every year, every two years or every three years. In accordance with the voting results listed below the majority of votes cast were for every year.

One Year: 7,019,029

Two Years: 393,929

Three Years: 4,557,037

4. Ratification of the Company’s Independent Auditors

Shareholders ratified the appointment of D. Brooks and Associates CPA’s, P.A. as the independent auditors of the Company for the fiscal year ended December 31, 2019, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Vote
24,437,911	640,863	205,015	5,501

5. Increase the number of shares of Common Stock authorized for issuance under the Company’s Omnibus Stock Incentive Plan to 4,000,000.

Shareholders approved the increase in the authorized shares under the Company’s Omnibus Stock Incentive Plan, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
10,638,397	1,471,232	146,507	13,033,154

Board of Directors Final Resolution on Frequency of Advisory Vote on Named Executive Compensation

The Company has decided to include an advisory shareholder vote on the compensation of executives in its proxy materials every year, which is in line with the shareholder’s advisory vote on the frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Nicole Fernandez-McGovern
Name:	Nicole Fernandez-McGovern
Title:	Chief Financial Officer

Dated: July 20, 2020

3